UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) March 7, 2005

                               ATA Holdings Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

       000-21642                                       35-1617970
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 (Commission File Number)                     (IRS Employer Identification No.)

  7337 West Washington Street
    Indianapolis, Indiana                                          46231
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 (Address of Principal Executive Offices)                       (Zip Code)

                                      (317) 247-4000
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                 (Registrant's Telephone Number, Including Area Code)

                                    Not Applicable
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              (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01           Entry into a Material Definitive Agreement.


     On February 21, 2005, ATA Airlines, Inc. ("ATA"), the principal operating subsidiary of ATA Holdings Corp (the "Company"), appointed John G. Denison as its Chief Executive Officer. Mr. Denison had previously served as the Company's Co-Chief Restructuring Officer since January 20, 2005. The Company had previously reported Mr. Denison's appointment as a principal officer on a Current Report on Form 8-K filed January 28, 2005.

     On March 7, 2005, ATA entered into an employment agreement with Mr. Denison. The agreement is for an indefinite period of time until the earlier of such time as Mr. Denison resigns or voluntarily terminates his employment or ATA's Board of Directors terminates his employment, removes him from office or appoints him to another position. The agreement provides for the payment of the sum of $25,000.00 for the period from January 20, 2005 (the date Mr. Denison's employment with the Company commenced) to February 20, 2005 and a beginning salary, commencing on February 21, 2005, of $315,000.00 per year. Mr. Denison is also eligible to be considered for a discretionary bonus upon the earlier to occur of: (a) the termination of his employment; (b) a transaction involving the Company and/or ATA such as a merger, recapitalization, acquisition of the Company's stock or assets by a purchaser or confirmation of a Chapter 11 reorganization plan for ATA or the Company or both of them; or (c) December 31, 2005.

     A copy of the employment agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.



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Item 9.01 Financial Statements and Exhibits.

         (c)    Exhibits

         10.1 Employment Agreement dated March 4, 2005.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ATA Holdings Corp.

Date: March 10, 2005     By: /s/ Brian T. Hunt

                                 Name: Brian T. Hunt
                                 Title: Senior Vice President & General Counsel






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                                                           INDEX TO EXHIBITS



               Exhibit No. Description

               10.1 Employment Agreement dated March 4, 2005.